SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) — July 9, 2003

ZIMMER HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-16407	13-4151777

(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
345 East Main Street, Warsaw, Indiana (Address of principal executive offices)		46580 (Zip Code)

(547) 267-6131

(Registrant’s telephone number, including area code)

Item 5. Other Events
Item 7. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX

Item 5. Other Events.

     On July 2, 2003, the Swiss Takeover Board issued recommendations with respect to Zimmer’s exchange offers for all of the share capital of Centerpulse AG and InCentive Capital AG. In response to the Swiss Takeover Board’s recommendation relating to the Centerpulse offer, Zimmer has modified the “No Material Adverse Change Condition” of the Centerpulse offer to provide that the expert selected by Zimmer will be so selected with the consent of Centerpulse. Zimmer is in the process of challenging certain aspects of the Swiss Takeover Board’s recommendation relating to the InCentive offer before the Swiss Federal Banking Commission.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.
99.1	Announcement of Zimmer Holdings, Inc., dated July 9, 2003 (incorporated herein by reference to Zimmer Holdings, Inc.’s Rule 425 filing made with the Securities and Exchange Commission on July 9, 2003).

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Zimmer Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIMMER HOLDINGS, INC.

By:	/s/ David C. Dvorak

David C. Dvorak Senior Vice President, Corporate Affairs, General Counsel and Secretary

Date: July 9, 2003

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Announcement of Zimmer Holdings, Inc., dated July 9, 2003 (incorporated herein by reference to Zimmer Holdings, Inc.’s Rule 425 filing made with the Securities and Exchange Commission on July 9, 2003).

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